Exhibit 99.1


              CompuDyne Promotes Wiggins to Chief Operating Officer


     ANNAPOLIS, Md.--(BUSINESS WIRE)--May 18, 2006--CompuDyne Corporation (Nasdaq:CDCY), an industry leader in sophisticated security products, integration and technology for the public security markets, announced that it has appointed Brad Wiggins, the President of its Attack Protection business, to the additional position of Chief Operating Officer.
     Mr. Wiggins joined CompuDyne as President of Attack Protection in January 2005 after a long career at Owens Corning that included the management of manufacturing operations in Belgium and India.
     Since joining CompuDyne Mr. Wiggins has executed a dramatic turnaround of the company's Norshield brand business of manufacturing high grade bullet, blast and attack protection windows and doors for U.S. embassies worldwide as well as other highly secure properties such as Federal Reserve buildings, courthouses, government offices, and even the White House. Through the implementation of lean manufacturing, the start of six sigma quality measures, as well as innovative management techniques and a renewed attention to customer relations and marketing, Norshield is currently experiencing sharply higher backlogs, revenues and earnings.
     Mr. Wiggins will be responsible for company-wide operations and will continue as President of the Attack Protection business until a successor can be identified.
     "Brad has done an absolutely spectacular job for us in his short tenure here," said Martin Roenigk, Chairman and CEO of CompuDyne. "He has dramatically improved the quality and morale of the Norshield team while simultaneously significantly reducing costs and improving quality and customer service. Brad's commitment to the customer is evidenced by improved relations with our traditional customer base as well as expanded relationships with new customers and new market segments which are very promising for future results. Norshield, long a leader in its field, has become a far more competitive company under Brad's leadership, and we look forward to his similarly influencing the rest of our market leading businesses."

     Certain statements made in this press release constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, including those statements concerning the Company's expectations with respect to future operating results and other events. Although the Company believes it has a reasonable basis for these forward-looking statements, these statements involve risks and uncertainties that cannot be predicted or quantified and consequently, actual results may differ materially from those expressed or implied by such forward-looking statements. Factors which could cause actual results to differ from expectations include, among others, capital spending patterns of the security market and the demand for the Company's products, competitive factors and pricing pressures, changes in legislation, regulatory requirements, government budget problems, the Company's ability to secure new contracts, the ability to remain in compliance with its bank covenants, delays in government procurement processes, inability to obtain bid, payment and performance bonds on various of the Company's projects, technological change or difficulties, the ability to refinance debt when it becomes due, product development risks, commercialization difficulties, adverse results in litigation, the level of product returns, the amount of remedial work needed to be performed, costs of compliance with Sarbanes-Oxley requirements and the impact of the failure to comply with such requirements, risks associated with internal control weaknesses identified in complying with Section 404 of Sarbanes-Oxley, the Company's ability to realize anticipated cost savings, the Company's ability to simplify its structure and modify its strategic objectives, and general economic conditions. Risks inherent in the Company's business and with respect to future uncertainties are further described in its other filings with the Securities Exchange Commission, such as the Company's Form 10-K, Form 10-Q, and Form 8-K reports.


     CONTACT: CompuDyne Corporation
              Investor Relations
              Geoffrey F. Feidelberg, 410-224-4415 ext.313 investors.relations@compudyne.com